UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 8, 2013
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

261 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 755-3320

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2013, Finjan Holdings, Inc. (the “Company”) and Philip Hartstein, president of the Company, entered into an employment agreement (the “Hartstein Employment Agreement”, pursuant to which Mr. Hartstein serves as the Company’s president.  The Hartstein Employment Agreement provides for a base salary of $300,000 per year.  In addition, pursuant to the Hartstein Employment Agreement, Mr. Hartstein is eligible to receive a discretionary bonus at the end of every four month period of his employment term, based on Mr. Hartstein’s performance and the overall progress of the Company, in an aggregate amount of up to $75,000 per year.  The Hartstein Employment Agreement was effective as of July 1, 2013.  Either the Company or Mr. Hartstein may terminate the Hartstein Employment Agreement at any time upon 90 days prior written notice.   The Hartstein Employment Agreement superseded a consulting agreement between Finjan, Inc., a wholly-owned subsidiary of the Company, and Mr. Hartstein that provided for substantially the same compensation as described above.  The consulting agreement between Finjan, Inc. and Mr. Hartstein ceased to be effective upon the entry into the Hartstein Employment Agreement.

On July 8, 2013, the Company and Shimon Steinmetz, chief financial officer of the Company, entered into an employment agreement (the “Steinmetz Employment Agreement”), pursuant to which Mr. Steinmetz serves as the Company’s chief financial officer.  The Steinmetz Employment Agreement provides for a base salary of $200,000 per year.  In addition, pursuant to the Steinmetz Employment Agreement, Mr. Steinmetz is eligible to receive a discretionary bonus at the end of each calendar year during his employment term, based on Mr. Steinmetz’s performance and the overall progress of the Company, in an aggregate amount of up to $50,000 per year.  The Steinmetz Employment Agreement was effective as of July 1, 2013.  Either the Company or Mr. Steinmetz may terminate the Steinmetz Employment Agreement at any time upon 90 days prior written notice.   The Steinmetz Employment Agreement superseded a consulting agreement between Finjan, Inc., a wholly-owned subsidiary of the Company, and Mr. Steinmetz that provided for substantially the same compensation as described above.  The consulting agreement between Finjan, Inc. and Mr. Steinmetz ceased to be effective upon the entry into the Steinmetz Employment Agreement.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated July 8, 2013, between the Company and Philip Hartstein

10.2	Employment Agreement, dated July 8, 2013, between the Company and Shimon Steinmetz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: July 12, 2013	By:	/s/ Shimon Steinmetz
Name: Shimon Steinmetz
Title: Chief Financial Officer